                                                                      EXHIBIT 22

                              THE GILLETTE COMPANY

                           SUBSIDIARIES OF REGISTRANT
                               DECEMBER 31, 1993

                                                                             ORGANIZED
                                                                               UNDER
                NAME                                                          LAWS OF
                ----                                                         ---------
Compania Gillette de Argentina............................................  Delaware
  Its Subsidiaries:
     Compania Gillette de Argentina S.A...................................  Argentina
     SylvaPen Distribuidora S.A.C.I. y F..................................  Argentina
Gillette (Australia) Pty. Limited.........................................  Australia
Braun Inc.................................................................  Delaware
Gillette Beteiligungs -- GmbH.............................................  Germany
  Its subsidiaries:
     Gillette Finance B.V.................................................  Netherlands
     Gillette Deutschland GmbH & Co.......................................  Germany
     Helit Innovative Buroproduckte Gmbh..................................  Germany
     Societe de Participations Financieres Gillette.......................  France
       Its subsidiary:
          Waterman S.A....................................................  France
     Braun AG.............................................................  Germany
       Its subsidiaries:
          Braun Electric Austria Gesellschaft mbH.........................  Austria
          Braun Canada Ltd./Ltee..........................................  Canada
          Braun Espanola, S.A.............................................  Spain
          Braun Finland Oy................................................  Finland
          Braun France S.A................................................  France
          Braun Ireland Ltd...............................................  Ireland
          Braun Italia S.r.l. ............................................  Italy
          Braun Japan K.K.................................................  Japan
          Braun de Mexico y Cia. de C.V...................................  Mexico
          Braun Nederland B.V.............................................  Netherlands
          Braun (U.K.) Ltd................................................  England
          Silk-Epil S.A...................................................  France
Gillette do Brasil, Inc. and Jafra Comercio Participacoes e Servicos,       Delaware
  Inc.....................................................................
  Their subsidiary:
     Gillette do Brasil & Cia.............................................  Brazil
       Its subsidiary:
          Gillette da Amazonia S.A. ......................................  Brazil
          Fabrica Amazonense de Componentes Plasticos e Metalicos Ltda....  Brazil
Gillette Canada Inc. .....................................................  Canada
  Its subsidiaries:
     Oral-B Laboratories Pty. Limited.....................................  Australia
     Oral-B Laboratories Inc./Laboratories Oral-B Inc.....................  Canada
     Oral-B Laboratories GmbH.............................................  Germany
     Oral-B Laboratorios, S.A. de C.V.....................................  Mexico
     Oral-B Laboratories Limited..........................................  England
Gillette de Colombia S.A..................................................  Colombia
Colton Development, Inc. .................................................  Delaware
Colton Gulf Coast, Inc....................................................  Delaware
Colton East, Inc..........................................................  Delaware
Colton North Central, Inc.................................................  Delaware
Colton West, Inc..........................................................  Delaware

Gillette Capital Corporation..............................................  Delaware
  Its subsidiaries:
     Jafra Cosmetics, Inc.................................................  California
     Lustrasilk Corporation of America, Inc...............................  Minnesota


                              THE GILLETTE COMPANY

                   SUBSIDIARIES OF REGISTRANT -- (CONTINUED)

                                                                            ORGANIZED
                                                                              UNDER
                NAME                                                         LAWS OF
                ----                                                        ---------
Gillette Direct Response Group, Inc. .....................................  Massachusetts
Gillette Espanola, S.A. ..................................................  Spain
Gillette Far East Trading Limited.........................................  Hong Kong
Gillette Foreign Sales Corporation Limited................................  Jamaica
Gillette France S.A.......................................................  France
Gilfin B.V................................................................  Netherlands
Parkfin Limited...........................................................  England
Compania Giva, S.A. ......................................................  Delaware
  Its subsidiary:
     Compania Gillette de Venezuela S.A...................................  Venezuela
Indian Shaving Products Limited...........................................  India
Compania Interamericana Gillette, S.A. ...................................  Panama
Gillette Egypt S.A.E......................................................  Egypt
Interpak Shaving Products Limited.........................................  Pakistan
Inversiones Gilco (Chile) Limitada........................................  Chile
Gillette Group Italy S.p.A. ..............................................  Italy
Grupo Jafra, S.A. de C.V..................................................  Mexico
Gillette (Japan) Inc......................................................  Delaware
Gillette de Mexico, Inc. and Mexico Manufacturing Company.................  Delaware
  Their subsidiary:
     Gillette de Mexico S.A. de C.V. .....................................  Mexico
Gillette del Peru, Inc. and Lima Manufacturing Company....................  Delaware
  Partners in:
     Gillette del Peru, S.C...............................................  Peru
Gillette (Philippines), Inc...............................................  Philippines
Gillette Sanayi ve Ticaret A.S............................................  Turkey
Gillette (Shanghai) Limited...............................................  China
Shenmei Daily Use Products Limited Company................................  China
Gillette South Africa Limited.............................................  South Africa
Gillette (Switzerland) AG.................................................  Switzerland
Gillette Industries Plc...................................................  England
  Its subsidiaries:
     Gillette U.K. Limited................................................  England
     Jafra Cosmetics International Limited................................  England
     Parker Pen Holdings Limited..........................................  England
The Gillette Company (USA)................................................  Delaware
Wizamet S.A. .............................................................  Poland

     All of the voting securities of each subsidiary listed above are owned by its parent company or parent partners except that the percentage ownership in Indian Shaving Products Limited, Shenmei Daily Use Products Limited Company, Gillette (Shanghai) Limited, Interpak Shaving Products Limited, Gillette Egypt S.A.E., Wizamet S.A., Gillette France S.A., and the Waterman S.A. group of companies is 51%, 50%, 70%, 75%, 80%, 93.4%, 99.9% and 99.8%, respectively.

     There are a number of additional subsidiaries in the United States and foreign countries which, considered in the aggregate, do not constitute a significant subsidiary.

                                       19